UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                [GRAPHIC OMITTED]

       Date of Report (Date of earliest event reported): October 24, 2007

                             MID PENN BANCORP, INC.
                                [GRAPHIC OMITTED]

             (Exact name of registrant as specified in its charter)
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

                   Pennsylvania                               1-13677                        25-1666413
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(State or other jurisdiction of incorporation)       (Commission File Number)      (IRS Employer Identification No.)

                349 Union Street, Millersburg, PA                                        17061
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            (Address of principal executive offices)                                  (Zip Code)
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                                  717-692-2133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2007, Mid Penn Bancorp, Inc. ("Corporation") issued a press release discussing its financial results for the third quarter of 2007. Attached hereto as Exhibit 99.1 is a copy of the Corporation's press release dated October 24, 2007.

The information provided in this Current Report on Form 8-K, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description

99.1                       Press Release dated October 24, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      MID PENN BANCORP, INC.




Date:  October 24, 2007                                By: /s/ Alan W. Dakey
                                                       -------------------------
                                                       Title:  President and
                                                       Chief Executive Officer